SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|  Preliminary Proxy Statement          |_|  Soliciting Material Under Rule
|_|  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
|_|  Definitive Proxy Statement
|X|  Definitive Additional Materials



                    SELIGMAN NEW TECHNOLOGIES FUND II, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)   Proposed maximum aggregate value of transaction:

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5)   Total fee paid:

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|_|  Fee paid previously with preliminary materials:

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|_|  Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:

________________________________________________________________________________
     2)   Form, Schedule or Registration Statement No.:

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     3)   Filing Party:

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     4)   Date Filed:

________________________________________________________________________________

                     SELIGMAN NEW TECHNOLOGIES FUND II, INC.
                                 100 PARK AVENUE
                               NEW YORK, NY 10017

                         LAST CHANCE TO VOTE YOUR PROXY
                          TO LIQUIDATE THE FUND IN 2007

Dear Stockholder:

The Stockholder meeting to consider liquidation has been adjourned until Friday, November 16, 2007 because not enough shares were voted. If the Fund does not receive enough votes to approve the proposal to liquidate and dissolve the Fund before the meeting on November 16th, the Fund cannot liquidate in 2007.

Approval of the proposals at the meeting will result in all Stockholders receiving a single liquidating distribution of all of the Fund's assets in 2007 and should permit Stockholders to recognize their entire capital losses for federal income tax purposes on any shares acquired in the Fund's initial public offering.

Please vote as soon as possible.

Very truly yours,


/s/ Brian T. Zino

Brian T. Zino
President

PS: Voting information and instructions are included on the reverse side.

If you have any questions or need additional information, please contact Georgeson Inc., the Fund's proxy solicitors, at 17 State Street, New York, New York 10004, or by telephone at 1-888-605-7582.

For your convenience, please utilize one of the easy methods below to register your vote:

1. BY INTERNET: Visit the Internet website at www.proxyvote.com. Enter the CONTROL NUMBER shown on your voting instruction form and follow the instructions on your screen. You will incur only your usual Internet charges. This method is available until 11:59 p.m., New York City time, on November 15, 2007.

2. BY TOUCH-TONE PHONE: Dial the toll-free number found on your voting instruction form and follow the simple instructions. This method is available until 11:59 p.m., New York City time, on November 15, 2007.

3. MAIL: Simply return your executed proxy in the enclosed postage paid envelope.